                             DISTRIBUTION AGREEMENT

                                 BY AND BETWEEN
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                                   SUCCESS POS
                                       AND
                           Q COMM INTERNATIONAL, INC.
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                              Executed on: 3/27/03

         WHEREAS, Success POS a Florida-based Corporation, with its principal offices located at 1280 SW 36th Avenue, Suite 303, Pompano Beach, FL 33069 is a Independent Sales Organization (ISO) maintaining point-of-sale distribution channels (hereinafter referred to as "Success POS").

         WHEREAS Q COMM International, Inc. a Utah corporation with principal offices located at 1145 South 1680 West Orem, UT 84058-4930 (hereinafter referred to as " Q COMM ") holds ownership and trademark of a comprehensive prepaid management system through its Qxpress(TM) Point-of-Sale activation terminal ("Qxpress(TM)") and the Q COMM telecommunications network ("Qxpress Services"); and

         WHEREAS Q COMM desires to distribute Qxpress(TM) terminals in conjunction with Qxpress Services to the point of sale vendors available to Success POS through its distribution channels, and, mutually Success POS desires to market and activate Qxpress(TM) terminals and Qxpress Services through its available prepaid point-of-sale vendors.

         NOW, WHEREFORE, IN CONSIDERATION OF MUTUAL COVENANTS AND PROMISES SET FORTH HEREIN AND FOR OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, THE SIGNATORIES OF THIS DOCUMENT DO HEREBY IRREVOCABLY UNDERSTAND AND AGREE AS FOLLOWS:

         1.) After a series of initial negotiations, both parties have agreed to all final drafts of Distribution Agreement for distribution of Qxpress(TM) terminals and Qxpress Services to Success POS point-of-sale vendors (hereafter called "Distribution Agreement") if deemed necessary. This time period shall begin on the execution day of this Agreement.

         2.) Success POS shall undertake an immediate offering and placement of Qxpress(TM) terminals and Qxpress Services (see Addendum "A" for a copy of the Services & Rental Agreement and ACH Agreement). This period shall commence on the executed day of this Agreement and shall continue until this Agreement expires.

         3.) All Qxpress(TM) terminals placed by Success POS are the sole property of Success POS.. Any and all warranties either express or implied or claims of merchantability on the Qxpress(TM) terminals are the sole responsibility of Q COMM. All liability for non-payment or non-sufficient funds for the Merchant account remain the sole responsibility of Success POS.

         4.) Success POS shall make no representations outside of those provided by Q COMM regarding the Qxpress(TM) unit or Qxpress Services during this test period.

         5.) Q COMM shall receive as compensation from Success POS for all Qxpress(TM) terminals purchased for delivery $495.00 per unit (F.O.B. Utah. Success POS is responsible for all Qxpress terminals and condition.

         6.) Q Comm will receive 3% of the gross sale revenue through Qxpress(TM) terminals for services rendered (see Schedule A). Q Comm will conduct a weekly / daily ACH on all parties. This percentage will be paid through that ACH process.

         7.) Success POS requested an on site location programming process. To accommodate the remote load, Q Comm will charge a $5.85 Account Set-up fee per terminal. This fee will cover the software load, account set-up; processing and product download to the on location-installed terminal.

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

         8.) Products from the Q Comm Product Library (see Schedule B) are available for use by ISO. Each wireless product provided on consignment (from the Product Library) must generate $200.00 per month per location in gross revenue. If this revenue level is not met, Q Comm reserves the right to remove the product from the Merchant's terminal. If the Merchant wishes to continue to have that product on their Qxpress(TM)terminal, they will be responsible for purchasing the inventory in advance for that product. Success POS may bring carrier relationships and PINs for Q Comm to manage exclusively for Success POS. Q Comm has a library of products from which Success POS may select at his discretion.

         9.) Q Comm will be charging $1.35 to any terminal that does not sell at least $100 per week in retail sales. This weekly fee can be charged to Success POS and or the retailer where the terminal is located. It will be the responsibility of Success POS to notify Q Comm who will be charged the weekly fee.

         10.) Q COMM will grant Success POS exclusive marketing rights for business-to-business infomercials, marketing a business opportunity program and Success POS will grant Q Comm as the exclusive terminal and processor used for Success POS terminal needs. To receive the exclusive opportunity, Success OS must purchase a minimum of 500 Qxpress terminals per month. If Success POS does not meet the 500 per month terminal requirement, Q Comm has the right to discontinue the exclusive business opportunity offer. To ramp up for the first two (2) months of this agreement, Success POS must purchase the first 500 terminals as outlined below; thereafter Success POS must purchase 500 terminals per month in order to maintain the exclusive grant.

              o        150 terminals by April 14th, 2003
              o        150 terminals by April 28th, 2003
              o        200 terminals by May 26th, 2003

         11.) Success POS will be responsible for customer service calls dealing with all products offered on the Success POS Qxpress terminals. All terminals shipped for Success POS will have the Success POS overlay and customer service number. Q Comm will be responsible for handling all customer service calls dealing with the operations and installation of the Qxpress terminal. All customer service calls will come into Success POS customer service department, and if needing assistance from Q Comm for terminals operations, the call will be forwarded to Q Comm where a Q Comm customer service representative will handle the call.

         12.) This Agreement shall be governed by International law and the governing law of the state of Utah, without any regard to conflict of law principals, The Parties further agree that any and all controversies arising from this Agreement shall be submitted binding arbitration pursuant to the rules of the American Arbitration Association and be settled with finality through arbitration by the American Arbitration Association.

         13.) Except as otherwise set forth herein, no express or implied license or other right of any kind are granted to Success POS regarding the POS terminals or the POS System and Success POS acknowledges that the POS Systems and all right, title and interest therein, including without limitation any copyright, patent, trade secret or other intellectual property right in and to the POS System are the sole property of Q Comm. Except as otherwise set forth herein, Success POS may not (i) modify, adapt, translate, reverse engineer, decompile or disassemble the POS System Software (except to the extent applicable law specifically permits such activity); (ii) create derivative works based on the POS System Software; (iii) except as otherwise agreed by Q Comm, reproduce or make copies of the POS System Software or any part thereof except for backup for archival purposes; (iv) market, sell, distribute or transfer the Terminal Software or any part thereof to any third party except Retail Dealers, or permit any third party to use the POS Software without Q Comm's prior written consent; (v) sublicense or otherwise transfer the POS System Software to any other distributors, sub-distributors or resellers;
              (vi) transfer the POS System Software or POS Terminals to any Retail Dealers which Success POS knows or reasonably ought to know is purchasing it for export from the Territory; or (vii) rent or timeshare the POS System Software. Q Comm reserves all rights not expressly granted herein. Success POS agrees not to reverse engineer, disassemble, decompile or otherwise attempt to derive source code, trade secrets, programming concepts or methods or Confidential Information from the POS System Software. Any breach of this Section shall be deemed a material breach of this Agreement.

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


         14.) Each party represents and warrants to the other party that it is under no current obligation or restriction, nor will it knowingly assume any such obligation or restriction that does or would in any way interfere or conflict with, or that does or would present a conflict of interest concerning the performance to be rendered hereunder or the rights and licenses granted herein.

         15.) This Agreement may be dissolved only by written consent of both
              Parties under this Distribution Agreement or any similarly constructed written Agreement between the Parties that specifically incorporates and dissolves this Agreement in its recitals.


IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seal on this 27th day of March, 2003 and that this date shall be the Executed Date of this Agreement.



Q COMM International, Inc.                  Success POS


Signature /s/ Stephen Flaherty             Signature: /s/ David Tarr
         ---------------------------                 -------------------------

Print: Stephen Flaherty                    Print: David Tarr
      ------------------------------             -----------------------------

Title: President                           Title: CEO
      ------------------------------             -----------------------------


         Schedules
         ---------

         A = Fees & Services
         B = Q Comm Product Library
         C = Services & Rental Agreement (Merchant)
         D = ACH Agreement (ISO & Merchant)


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


                                   Schedule A
                                   ----------
                                 Fees & Services

Executive Summary - Fees

1. Data Center Fee                 3% (If purchasing terminals)

2. Programming Fee                 $5.85 per terminal, includes remote downloads

3. Performance Minimum Required    $100.00 / terminal / week, if not $1.35
                                   weekly fee

4. Agreement Term                  2 years, with an automatic renewal.

5. Qxpress(TM)200                  Sale price per unit - $495.00*

*Must be an order over 500 terminals to receive quoted price

Service Overview

1. Q Comm Data Center will support all Qxpress(TM) terminal hardware in the delivery of prepaid services. Q Comm will receive 3% of all gross revenue. This feel will include the following Support Services:

         (a) Data Base Administration & Management, Terminal Customer Service New account set-up, updating / maintenance of all accounts, current to the day, programming terminals.

         (b)  Billing / ACH
              Electronic fund collection from all parties per contract with disbursement to all participants in the distribution channel. ACH is schedule on a weekly or daily basis per contract. ACH must be daily if supporting prepaid MasterCard and/or if daily gross revenue exceeds $500.00.

         (c)  Reporting
              Web & electronic reporting of all transactions for each member of the distribution channel. Custom reporting is available.

         (d)  Product Management
              Create new products, edit existing products, adding to existing products, removing existing products.

         (e)  Pin Management
              Add PINs to new products, add PINs to existing products, provide PIN status reports by product, alert Distributor / ISO when PINs are low.




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


                  Schedule B

                             Q Comm Product Library

--------------------------------------------------------------------------------------------------------------------------------
                  Product                       Margin to ISO               Price                         Notes
--------------------------------------------------------------------------------------------------------------------------------
Calling Card - 1.0(cent)/ Min U.S.                   42%              1.0(cent)/ min U.S.       59(cent) connect fee / 50(cent)
                                                                                                        Monthly Mtc.
--------------------------------------------------------------------------------------------------------------------------------
Calling Card - 5.9(cent)/ Min U.S.                   40%              5.9(cent)/ min U.S.         Flat rate, no connect fee /
                                                                                                        No mtc. fee
--------------------------------------------------------------------------------------------------------------------------------
Calling Card - 10.8(cent)/ Min Mexico                42%             10.8(cent)/ min Mexico      No connect fee / 99(cent)
                                                                                                       Monthly Mtc.
--------------------------------------------------------------------------------------------------------------------------------
AT&T Prepaid Long Distance                           33%               $4.00 - 30 min              No expiration period
                                                                       $7.00 - 60 min
                                                                       $25.00-300 min
--------------------------------------------------------------------------------------------------------------------------------
Pennies Rule - AT&T Long Distance                    38%               1.9(cent)/ min U.S.       79(cent) connect fee / 12(cent)
                                                                                                         Weekly Mtc.
--------------------------------------------------------------------------------------------------------------------------------
Verizon Airtime                                      20%                $30 - 35(cent)             Additional Fee for roaming
                                                                        $50 - 30(cent)
                                                                        $75 - 28(cent)
                                                                       $150 - 25(cent)
--------------------------------------------------------------------------------------------------------------------------------
Cingular Airtime                                   25 1/2%              $10 - 50(cent)             Additional fee for roaming
                                                                        $20 - 40(cent)
                                                                        $30 - 35(cent)
                                                                        $50 - 30(cent)
                                                                       $100 - 25(cent)
--------------------------------------------------------------------------------------------------------------------------------
AT&T Airtime                                         22%                 Local Plan                    National Plan
                                                                        $25 - 35(cent)               $25  -  65(cent)
                                                                        $50 - 30(cent)               $50  -  50(cent)
                                                                       $100 - 25(cent)               $100 -  35(cent)
                                                                       $200 - 15(cent)               $200 -  25(cent)
--------------------------------------------------------------------------------------------------------------------------------
T-Mobile Airtime                                     15%                $10 - 30 min.              Additional fee for roaming
                                                                        $25 - 100 min.
                                                                        $50 - 250 min.
--------------------------------------------------------------------------------------------------------------------------------
Home Dial Tone - Reconex                             22%               $52.99 Monthly fee             $39 Activation fee
--------------------------------------------------------------------------------------------------------------------------------
PrePaid MasterCard                          40% - Activation fee       $9.95 - Activation           $4.95 - Refresh fee
                                                                             fee
                                              80% - Refresh fee         Minimum initial               Denominations
                                                                       purchase-$20 (plus         $20-$50-$100-$200-$400
                                                                       activation fee)
--------------------------------------------------------------------------------------------------------------------------------
Sprint PCS "PreCash" Payment                Loading fee Options         Loading Fees            Each store can choose what
                                           $3.00 fee  $.75 comm.       $3.00    $4.00            the load fee charged to
                                           $4.00 fee  $1.50 comm.          $5.00                     the consumer
                                           $5.00 fee  $2.00 comm.
                                          To be split with retailer


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*Margin to ISO is the total percentage available to ISO less any commission percentage(s) set forth in this Memo of Agreement and the Merchant's "SERVICES AND RENTAL AGREEMENT".


*The price and terms of this Agreement are good for 30 days without a signature.
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

                               Schedule C "Sample"
                               -------------------
                  Services & Rental Agreement and ACH Agreement

This Agreement is made this _____day of__________ ,2003 by and between_____________ (the "Merchant") and Q COMM, Inc. Q COMM Inc. is a wholly owned subsidiary of Q COMM International, Inc. Qxpress Management System ("Qxpress(TM)") is a point-of-sale printing device for prepaid service. The Merchant wishes to utilize the Qxpress(TM) Device for their phone card, wireless, and any additional prepaid services as available for sales at their designated location(s). A list of the locations is attached to this Agreement and incorporated herein by reference.

       IN THE EVENT OF A DISPUTE, THIS AGREEMENT IS SUBJECT TO ARBITRATION
                                 AND MEDIATION.

1. The term of this agreement is two (2) years during which Q COMM, Inc. will provide Qxpress(TM) to the Merchant at a weekly rental fee of $______. The Merchant is required to produce a weekly minimum of $300.00 in gross prepaid card revenue. If this minimum is not met, a service fee of $8.95 will apply. This service fee will be included in the ACH accounting each week that performance falls below the minimum. The service fee will commence the second Monday following the shipment of the Qxpress(TM) terminal. Optional ACH reports are available to the Merchant upon request for a $2.00 charge. Blank cards will be provided by Q Comm at a cost of $0.10 per card ($25 per box of 250 cards). Product shipment is F.O.B. Utah.

2. Q Comm will collect funds from Merchants on a _______ basis through an ACH. If a client is placed on a weekly ACH initially and their daily sales exceed $500/day in gross revenue for an individual unit, the client will be automatically switched to a daily ACH.

3. Compensation: Q COMM, Inc. will compensate the Business for prepaid telecom revenues as per the following:


Product Description       Percentage       Product Description        Percentage
-------------------       ----------       -------------------        ----------

----------                 -------%        ---------                  -------%

----------                 -------%        ---------                  -------%

---------                  -------%        ---------                  -------%

4. Qxpress(TM) is and shall remain the sole property of Q COMM, Inc., and shall be surrendered on demand if the terms of this agreement are violated.

5. Q COMM, Inc. reserves the right to remove a Qxpress(TM) from a location if sales in that location do not warrant the Qxpress(TM) placement.

6. The Merchant shall provide the following: 1) a safe and secure place for the Qxpress(TM) to be located, 2) a grounded power outlet, 3) phone line access, and
4) a point-of-sale material location.

Merchant:
The Merchant's store name:  ____________________________________________________

The Merchant's store address:  _________________________________________________

  City/State/Zip: Success:______________________________________________________

The Merchant's store telephone number: _________________________________________

The Merchant's store fax number: _______________________________________________

The phone number the terminal will be set-up on:________________________________

The Merchant's store Email address:_____________________________________________

Owner/Officer: (print):_________________________________________________________

Owner/Officer: (signature):_____________________________________________________

Q COMM, Inc.
Representative:_________________________________________________________________
                     ORIGINALS MUST BE SENT TO Q COMM, INC.

7. Q COMM, Inc. will provide standard point-of-sale materials at it's own expense. Private labeled point of sale material can be provided by Q COMM, Inc. at the Merchant's expense. The Merchant can provide their own point of sale materials subject to approval by Q COMM, Inc. (Q COMM, Inc. must assure that any advertising meets FCC or Public Service or Utility Commission Guide lines).

8. Qxpress(TM) shall remain at the location it is initially located in and shall not be moved without prior approval from Q COMM, Inc. (a fax or E-mail with receipt confirmed shall also serve as notice).


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


9. PAYMENT: Weekly or daily, an agreed upon account will be debited by Automated ClearingHouse (ACH) or Electronic Funds Transfer (EFT) (herein after referred to as the "debit"). The debit will be initiated by Q COMM, Inc. If debit is refused by The Merchant's bank, Qxpress(TM) will be turned off until the debit is honored and a service fee of $25.00 for insufficient funds will be assessed before Qxpress(TM) is reactivated. Two refused debits will cause this Agreement to be terminated immediately without notice. Any fees incurred by Q Comm in order to collect unpaid debits, including but not limited to collection agency fees, attorney's fees and court costs, will be added to the amount Q Comm is entitled to receive from The Merchant. Interest at 18% per annum will also be added to unpaid debits.

10. In the event Qxpress(TM) malfunctions, the store clerk or manager will call Qxpress Client Services at (800) 626-9941. If the Qxpress cannot be repaired with instructions over the phone or by phone updates, Q COMM, Inc. will send a replacement unit via overnight delivery.

11. Any disputes between The Merchant and Q COMM, Inc. that cannot be resolved will be submitted to arbitration under the rules and regulations of the American Arbitration Association. Either party may invoke this paragraph after providing 10 days written notice to the other party. All cost of arbitration shall be divided equally between the parties. Any award may be enforced by a court of law. Dispute mediation, or arbitration will be handled at the specific court located in the county of Utah, State of Utah.

12. ENTIRE AGREEMENT: This is our entire agreement and cannot be changed unless agreed to in writing by both parties.

13. FORCE MAJEURE: If any part of this agreement is invalidated by local, county, state or federal rules or regulations, or a court of law, the balance of this agreement will remain valid.

14. TAXES: Q COMM, Inc.'s carriers are responsible for collection and payment of Federal excise and applicable State taxes unless the local, county or State laws, rules, and regulations require that the taxes be collected at the time of sale and reported to the taxing authorities by the Merchant. Taxes may be collected from the card user on a per call or per minute basis. There may be taxes that Q COMM, Inc. will collect and pass through to The Merchant. Any additional taxes levied by Federal, State, or local entities will be passed on to The Merchant. Any taxes collected by The Merchant will be their sole responsibility to remit to proper taxing authorities. This statement is not advice on the collection or reporting of taxes and we suggest that each Merchant contact their CPA, Accountant or taxing authority in their states for the correct taxes or reporting of same from the sale of any Prepaid Telecommunication Product.

15. DIAL AROUND: The FCC in October 1997 mandated that all 800 or 888 calls from a pay phone be compensated to the pay phone owner. A surcharge ($.49) may be added to each call for toll free access from a pay phone. The Merchant is not responsible for collecting and paying these dial around charges.

16. RETURN GOODS POLICY: All returned goods must be authorized by Q Comm, Inc. using a Return Goods Authorization "RGA" form. All returned goods commissions, Broker and Merchant, will be charged back to the appropriate commissioned party on the next ACH cycle. The Broker will be responsible for the Merchant interface on all claims. This policy does not apply to phone cards or airtime cards, as there is a no refund-no return policy on all cards generated by Qxpress(TM). A restocking fee of 15% will be applied to all returned goods. This fee will be deducted from the ACH credit on the cycle following the receipt of goods. The RGA # must be visible on all returned good shipments in order to be accepted.

17. TRANSFER OF RIGHTS OR ASSIGNMENT: This agreement shall be binding on any successors of the parties. Neither party shall have the right to assign its interests in this Agreement to any other party, unless the prior written consent of the other is obtained.

18. WARRANTIES: Neither party makes any warranties with respect to the use of Qxpress(TM) by either party or by any third party. In no event will Q COMM, Inc. be liable for direct, indirect, incidental, or consequential damaged, that are in any way related to Qxpress(TM) or its carriers.

19. TERMINATION: This Agreement can be terminated by Q COMM, Inc. by providing a thirty (30) day advance written notice. The Merchant can terminate with 30 days advance written notice if the terms of this agreement are not being met.

20. GOVERNING LAWS: This Agreement is governed by the laws, rules and regulations of the State of Utah.

21. EXCLUSIVITY: The Merchant agrees that during the term of this agreement Q COMM, Inc. shall be the sole provider of phone cards and Prepaid Wireless to all their retail locations.


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

[Q COMM LOGO]

                               Schedule D "Sample"
                               -------------------
                                  ACH AGREEMENT

Authorization and Agreement for Automated Clearing House (ACH) Debits and
Credits

Company Name:___________________________________________________________________

Company Address:________________________________________________________________

I (we) authorize: Q COMM International, Inc. herein after called "Company", to initiate credit and/or debit entries and adjustments for any credit entries in error to my (our) checking account indicated below and the depository named below, herein after called "Depositor", and to credit and/or debit the same such account.

Depositor name (Bank name):_____________________________________________________

Bank Address: Success:__________________________________________________________

City, State and Zip or Postal Code:_____________________________________________

Bank Phone Number: ___________________________ Fax Number: _____________________

Bank Service Representative: ___________________________________________________

ACH Routing/Transit/ABA # (9 digits): __________________________________________

Account Number:_________________________________________________________________

This authority is to remain in full force and effect until Company has received written notification from me (us). In consideration of personal benefits flowing unto me, I hereby do guarantee payment for Success POS_____ (Name of Business) to Company in accordance with the terms stipulated herein.

By: _______________________________     By: Q COMM Inc.
         (Please Print)

Its: ______________________________     Client Mgr: ____________________________
         (Title)

Signed: ___________________________     H O: ___________________________________


Date: _____________________________     Date: __________________________________

PLEASE VERIFY YOUR ACCOUNT NUMBER AND ACH ROUTING NUMBER WITH YOUR BANK. ATTACH A VOIDED CHECK TO THIS FORM. NO DEPOSIT SLIP.
Any errors and/or disputes must be corrected within two banking days of the initiating transaction. Thank you for your confidence and trust.


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